2014 Proxy Results
A Special Meeting of the Limited Partners was held on January 21, 2014, as reconvened on February 21, 2014, to consider the proposals described below. Each proposal was approved. The results of the voting at the Special Meeting are as follows:

1. Approval of the election of eight nominees to the Board of Directors of each Feeder Fund.
Hatteras Core Alternatives Fund, L.P.
			Votes Against	Votes Withheld
Directors	Votes For
David B. Perkins	95.87%	None	4.13%
H. Alexander Holmes	95.87%	None	4.13%
Steve E. Moss		95.87%	None	4.13%
Gregory S. Sellers	95.87%	None	4.13%
Joseph E. Breslin	95.80%	None	4.20%
Thomas Mann		95.80%	None	4.20%
Peter M. Budko		95.73%	None	4.27%

Hatteras Core Alternatives TEI Fund, L.P.
			Votes Against	Votes Withheld
Directors	Votes For
David B. Perkins	97.15%	None	2.85%
H. Alexander Holmes	97.15%	None	2.85%
Steve E. Moss		97.29%	None	2.71%
Gregory S. Sellers	97.29%	None	2.71%
Joseph E. Breslin	97.29%	None	2.71%
Thomas Mann		97.29%	None	2.71%
Peter M. Budko		97.29%	None	2.71%

Hatteras Core Alternatives Institutional Fund, L.P.
			Votes Against	Votes Withheld
Directors	Votes For
David B. Perkins	99.18%	None	0.82%
H. Alexander Holmes	99.18%	None	0.82%
Steve E. Moss		99.18%	None	0.82%
Gregory S. Sellers	99.18%	None	0.82%
Joseph E. Breslin	99.18%	None	0.82%
Thomas Mann		99.18%	None	0.82%
Peter M. Budko		99.18%	None	0.82%









Hatteras Core Alternatives TEI Institutional Fund, L.P.
			Votes Against	Votes Withheld
Directors	Votes For
David B. Perkins	98.42%	None	1.58%
H. Alexander Holmes	98.42%	None	1.58%
Steve E. Moss		98.42%	None	1.58%
Gregory S. Sellers	98.42%	None	1.58%
Joseph E. Breslin	98.42%	None	1.58%
Thomas Mann		98.42%	None	1.58%
Peter M. Budko		98.42%	None	1.58%

2. Approval of the Investment Advisory Agreement between the Master Fund and Hatteras Funds, LLC.
Hatteras Core Alternatives Fund, L.P.
			% of Outstanding Shares	% of Shares Voted
		No. of Shares
Affirmative		1,534,056	85.32%	96.00%
Against			32,164		1.79%	2.01%
Abstain			31,755		1.77%	1.99%
Total			1,597,975	88.88%	100.00%

Hatteras Core Alternatives TEI Fund, L.P.
			% of Outstanding Shares	% of Shares Voted
		No. of Shares
Affirmative		1,175,509	48.73%	95.65%
Against			26,763		1.11%	2.18%
Abstain			26,675		1.11%	2.17%
Total			1,228,947	50.95%	100.00%

Hatteras Core Alternatives Institutional Fund, L.P.
			% of Outstanding Shares	% of Shares Voted
		No. of Shares
Affirmative		1,050,125	56.55%	98.42%
Against			6,740		0.36%	0.63%
Abstain			10,127		0.55%	0.95%
Total			1,066,992	57.46%	100.00%

Hatteras Core Alternatives TEI Institutional Fund, L.P.
			% of Outstanding Shares	% of Shares Voted
		No. of Shares
Affirmative		2,930,059	58.44%	98.90%
Against			13,817		0.28%	0.47%
Abstain			18,796		0.37%	0.63%
Total			2,962,672	59.09%	100.00%




3. Approval of the Investment Sub-Advisory Agreement among the Master Fund, Hatteras Funds, LLC and MCCM.
Hatteras Core Alternatives Fund, L.P.
			% of Outstanding Shares	% of Shares Voted
		No. of Shares
Affirmative		1,528,059	84.98%	95.63%
Against			34,267		1.91%	2.14%
Abstain			35,649		1.98%	2.23%
Total			1,597,975	88.87%	100.00%

Hatteras Core Alternatives TEI Fund, L.P.
			% of Outstanding Shares	% of Shares Voted
		No. of Shares
Affirmative		1,172,090	48.59%	95.37%
Against			26,763		1.11%	2.18%
Abstain			30,095		1.25%	2.45%
Total			1,228,948	50.95%	100.00%

Hatteras Core Alternatives Institutional Fund, L.P.
			% of Outstanding Shares	% of Shares Voted
		No. of Shares
Affirmative		1,050,125	56.55%	98.42%
Against			6,740		0.36%	0.63%
Abstain			10,127		0.55%	0.95%
Total			1,066,992	57.46%	100.00%

Hatteras Core Alternatives TEI Institutional Fund, L.P.
			% of Outstanding Shares	% of Shares Voted
		No. of Shares
Affirmative		2,930,059	58.44%	98.90%
Against			13,817		0.28%	0.47%
Abstain			18,796		0.37%	0.63%
Total			2,962,672	59.09%	100.00%

4. Approval of the transfer of the General Partners interest in the Funds to Hatteras Funds, LLC.
Hatteras Core Alternatives Fund, L.P.
			% of Outstanding Shares	% of Shares Voted
		No. of Shares
Affirmative		1,523,476	84.73%	95.34%
Against			38,850		2.16%	2.43%
Abstain			35,649		1.98%	2.23%
Total			1,597,975	88.87%	100.00%







Hatteras Core Alternatives TEI Fund, L.P.







% of Outstanding Shares






% of Shares Voted
		No. of Shares
Affirmative		1,156,850	47.96%	94.13%
Against		27,765	1.15%	2.26%
Abstain		44,332	1.84%	3.61%
Total		1,228,947	50.95%	100.00%

Hatteras Core Alternatives Institutional Fund, L.P.
% of Outstanding Shares	% of Shares Voted
		No. of Shares
Affirmative		1,048,744	56.47%	98.29%
Against		6,740	0.36%	0.63%
Abstain		11,508	0.62%	1.08%
Total		1,066,992	57.45%	100.00%

Hatteras Core Alternatives TEI Institutional Fund, L.P.
% of Outstanding Shares	% of Shares Voted
		No. of Shares
Affirmative		2,916,985	58.18%	98.45%
Against		13,817	0.28%	0.47%
Abstain		31,870	0.64%	1.08%
Total		2,962,672	59.10%	100.00%